Exhibit 32.2

Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

     I, Gary Harbottle, as Chief Financial Officer of Sino Silver Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.	the accompanying Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2004 (the “Report”), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: March 30, 2005	By:	/s/ Gary Harbottle
Gary Harbottle, Chief Financial Officer